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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VITAE PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 15, 2015

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Vitae Pharmaceuticals, Inc. that will be held on Thursday, May 28, 2015 at 10:00 a.m. local time, at the Ritz-Carlton, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2014 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Vitae.

Very truly yours,

Jeffrey S. Hatfield Chief Executive Officer and Director

VITAE PHARMACEUTICALS, INC.
502 West Office Center Drive
Fort Washington, Pennsylvania 19034

NOTICE OF ANNUAL MEETING
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, May 28, 2015 at 10:00 a.m. local time.
Place:	Ritz-Carlton, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102.
Items of Business:

(1)    To elect the one director named in the proxy statement accompanying this notice to serve as a Class I director until the annual meeting held in 2018 and until his successor is duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as Vitae Pharmaceuticals, Inc.'s independent registered public accounting firm for the year ending December 31, 2015.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on March 31, 2015.
Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers About Procedural Matters."

        A Notice of Internet Availability of Proxy Materials (Notice) has been mailed to stockholders of record on or about April 15, 2015. The Notice contains instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders and our 2014 annual report to stockholders on Form 10-K (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: http://materials.proxyvote.com/92847N.

        If you have any questions regarding this information or the proxy materials, please visit our website at www.vitaepharma.com or contact our investor relations department at (215) 461-2000.

        All stockholders are cordially invited to attend the annual meeting in person.

By order of the board of directors,

Jeffrey S. Hatfield Chief Executive Officer and Director

        This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 15, 2015.

i

VITAE PHARMACEUTICALS, INC.
502 West Office Center Drive
Fort Washington, Pennsylvania 19034

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2015 Annual Meeting of stockholders (the Annual Meeting) to be held at 10:00 a.m. local time on Thursday May 28, 2015, and any postponements or adjournments thereof. The Annual Meeting will be held at the Ritz-Carlton, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102. Beginning on or about April 15, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms "Vitae," "we," "us," and "our" mean Vitae Pharmaceuticals, Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:    Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, May 28, 2015 at 10:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 15, 2015. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:    What is included in the proxy materials?

A:
The proxy materials include:

•
This proxy statement for the Annual Meeting;

•
Our 2014 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2014; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:    How can I get electronic access to the proxy materials?

A:
The Company's proxy materials are available at http://materials.proxyvote.com/92847N and at http://ir.vitaepharma.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

  You can find directions on how to instruct us to send future proxy materials to you by email at http://materials.proxyvote.com/92847N. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:    What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:    Where is the Annual Meeting?

A:
The Annual Meeting will be held at the Ritz-Carlton, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102.

Q:    Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 31, 2015. Admission will begin at 9:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of March 31, 2015. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 10:00 a.m. local time.

Stock Ownership

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the "stockholder of record," and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Beneficial owners—Many Vitae stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:    How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting.

  A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted ("stockholder withholding") with respect to a particular matter.

  Under the General Corporation Law of the State of Delaware, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:    Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on March 31, 2015 (the Record Date) are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 21,829,821 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Vitae will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:    How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or following the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:    How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•
By Telephone—You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•
By Mail—If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

  Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:    What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

(1)
To elect the director identified in this proxy statement to serve as a Class I director until the annual meeting held in 2018 and until his successor is duly elected and qualified;

  (2)
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015, and

  (3)
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:    What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the meeting. "Plurality" means that the individual who receives the largest number of votes cast "for" is elected as a director. As a result, any shares not voted "for" the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee's favor.

  Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:    How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the nominee for election as director listed in Proposal One; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.

Q:    What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the following "non-routine" matter absent direction from you: the election of directors.

  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:    Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

  If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

  If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

  Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Vitae may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:    Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vitae or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2016 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 17, 2015, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

  Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2016 annual meeting of stockholders is between January 29, 2016 and February 28, 2016.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in "Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Q:
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. All notices of proposals by stockholders, whether or not included in Vitae's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:
In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about April 15, 2015, we mailed to our stockholders a "Notice of Internet Availability of Proxy Materials" that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at http://materials.proxyvote.com/92847N. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:
What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:    What is the mailing address for Vitae's principal executive offices?

A:
Our principal executive offices are located at 502 West Office Center Drive, Fort Washington, Pennsylvania 19034. The telephone number at that location is (215) 461-2000.

  Any written requests for additional information, copies of the proxy materials and 2014 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2015.

        The proxy statement and annual report to stockholders is available at http://materials.proxyvote.com/92847N.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of eight members who are divided into three classes with staggered three-year terms. A director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class I directors, Peter Barrett, Ph.D. and Bryan Roberts, Ph.D., will expire at this year's Annual Meeting. Peter Barrett, Ph.D. has informed the Company that he will not stand for re-election in order to devote his full time and efforts to his other commitments. Following the Annual Meeting, the size of our board of directors will be decreased to seven directors and there will be one Class I director. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        One Class I director has been nominated for election at the Annual Meeting for a three-year term expiring in 2018. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Bryan Roberts, Ph.D. for election as a Class I director. The term of office of the person elected as director will continue until such director's term expires in 2018, or until such director's successor has been duly elected and qualified.

Information Regarding the Nominee and Other Directors

Nominee for Class I Director for a Term Expiring in 2018

        The following information about the nominee as of April 15, 2015, including his age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Bryan Roberts, Ph.D.	48	Dr. Roberts has served as a member of our board of directors since 2001. Dr. Roberts joined Venrock, a venture capital investment firm, in 1997, and he currently serves as a partner. From 1989 to 1992, Dr. Roberts worked in the corporate finance department of Kidder, Peabody & Co., a brokerage company. Dr. Roberts serves on the board of directors of Achaogen Inc., Castlight Health, Inc., Ironwood Pharmaceuticals, Inc. and ZELTIQ Aesthetics Inc., as well as on the board of several private companies. Dr. Roberts previously served on the board of directors of athenahealth, Inc. and Sirna Therapeutics, Inc. Dr. Roberts holds a B.A. in Chemistry from Dartmouth College and a Ph.D. in Chemistry and Chemical Biology from Harvard University. We believe Dr. Roberts' experience with facilitating the growth of healthcare and biotechnology companies, together with his historical perspective on the company, qualify him to serve on our board of directors.

 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS I NOMINEE NAMED ABOVE.

        Certain information about those directors whose terms do not expire at the Annual Meeting and the director who is not standing for reelection is furnished below, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve as one of our directors. The age of each director as of April 15, 2015 is set forth below.

Incumbent Class I Director Not Standing for Election

Name	Age	Principal Occupation and Business Experience
Peter Barrett, Ph.D.	62	Dr. Barrett has served as a member of our board of directors since December 2004. Dr. Barrett joined Atlas Venture, an early-stage venture capital fund, in 2002, and currently serves as a partner in the life sciences group. Previously, from 1998 to 2002, he was a co-founder, executive vice president and chief business officer of Celera Genomics. Prior to Celera, from 1979 to 1998, Dr. Barrett held senior management positions at the Perkin-Elmer Corporation, most recently serving as vice president, corporate planning and business development. Dr. Barrett served on the boards of directors of SciClone Pharmaceuticals, Inc. from 2011 to 2013, and Helios BioSciences Corporation from 2003 to 2012. Dr. Barrett currently serves on the boards of directors of the PerkinElmer Inc., Zafgen, Inc., and several other privately held companies. Dr. Barrett is currently vice chairman of the advisory council of the Barnett Institute of Chemical and Biological Analysis at Northeastern University, as well as adjunct professor at the Barnett Institute. He also serves as president of the Autism Consortium, a non-profit institution and is a member of the research council at Boston Children's Hospital. Dr. Barrett holds a B.S. in chemistry from Lowell Technological Institute (now known as the University of Massachusetts, Lowell) and a Ph.D. in analytical chemistry from Northeastern University. He also completed Harvard Business School's Management Development Program. Dr. Barrett's qualifications to sit on our board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector.

Incumbent Class II Directors Whose Term Expires in 2016

Name	Age	Principal Occupation and Business Experience
Donald Hayden, Jr.	59	Mr. Hayden has served as a member of our board of directors since 2006 and the Chairman of the board of directors since 2006. Mr. Hayden previously served as the Executive Chairman of Transave, a biotechnology company, from 2006 until 2010, when Transave was acquired by Insmed, a biotechnology company. From 1981 to 2006, Mr. Hayden was an executive with Bristol-Myers Squibb Company, where he served in key executive roles including President of Global Pharmaceuticals; Executive Vice President and President, Americas; Executive Vice President of the Health Care Group; President of Oncology and Immunology; and Senior Vice President of Worldwide Franchise Management and Business Development. Mr. Hayden currently serves as lead independent director of Amicus Therapeutics Inc., a biopharmaceutical company, and as non-Executive Chairman of the board of directors of Insmed. Mr. Hayden is also a director of Otsuka America Pharmaceuticals, Inc., the U.S. subsidiary of Otsuka Pharmaceutical Company, Limited, a manufacturer of pharmaceuticals and nutraceutical products. Mr. Hayden also serves on the boards of directors of several private companies. Mr. Hayden is also a senior advisor to Prospect Venture Partners, a venture capital firm. Mr. Hayden holds a Bachelor of Arts degree in general studies from Harvard University and a Masters of Business Administration degree from Indiana University. Mr. Hayden's qualifications to sit on our board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector.
Robert V. Gunderson, Jr.	63

Mr. Gunderson has served as a member of our board of directors since January 2002. Mr. Gunderson is a founding partner of the law firm of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, where he has practiced since 1995. Mr. Gunderson currently serves as a director of Theravance Biopharma, Inc., as well as a number of private companies. Mr. Gunderson previously served on the board of Theravance, Inc. Mr. Gunderson holds a J.D. from the University of Chicago, where he was Executive Editor of The University of Chicago Law Review. Mr. Gunderson also received an M.B.A. in Finance from The Wharton School, University of Pennsylvania and an M.A. from Stanford University. Mr. Gunderson's demonstrated leadership in his field, his understanding of our industry and his knowledge of financial and financing matters contributed to our conclusion that he should serve as a director.

Name	Age	Principal Occupation and Business Experience
Gino Santini	58

Mr. Santini has served as a member of our board of directors since September 2014. From 1983 until his retirement in December 2010, Mr. Santini held a variety of commercial and operational roles at Eli Lilly and Company, a public pharmaceutical company, serving most recently, from April 2007 to December 2010, as Senior Vice President, Corporate Strategy and Business Development, where he led corporate strategy and long-range planning, mergers and acquisitions, new product licensing and the expansion of Lilly Ventures in the United States and China. During his tenure at Eli Lilly, Mr. Santini held various leadership positions of increasing responsibility, including manager of various international regions, Senior Vice President of Corporate Strategy and Policy from 2004 to 2007, President of U.S. operations from 1999 to 2004 and President of the women's health franchise from 1997 to 1999. Mr. Santini currently serves on the board of directors of Horizon Pharma, Inc., AMAG Pharmaceuticals Inc. and Sorin S.p.A., a global public medical device company, as well as a number of private companies. He also served on the Board of Directors for United Way and the Executive Committee and Board of Directors of the Indianapolis Chamber of Commerce. He holds an undergraduate degree in mechanical engineering from the University of Bologna and an M.B.A. from the Simon School of Business, University of Rochester. Our board of directors believes that Mr. Santini's long career at Eli Lilly and extensive domestic and international commercial, corporate strategy, business development and transaction experience qualify him to serve on our board of directors.

Incumbent Class III Directors Whose Term Expires in 2017

Name	Age	Principal Occupation and Business Experience
Jeffrey S. Hatfield	57	Mr. Hatfield has served as President, Chief Executive Officer and a member of our board of directors since March 2004. Prior to joining Vitae, Mr. Hatfield worked at Bristol-Myers Squibb, a large publicly- traded biopharmaceutical company, which he joined in 1985, in a variety of executive positions, including: Senior Vice President of Bristol-Myers Squibb's Virology and Immunology Divisions from 2000 to 2004; President and General Manager, Canada from 1997 to 2000; and Vice President, U.S. Managed Health Care from 1996 to 1997. In 2014, Mr. Hatfield became a director of Ambit Biosciences, a biopharmaceutical company. Mr. Hatfield received a Masters in Business Administration from The Wharton School, University of Pennsylvania and received a bachelor's degree in Pharmacy from Purdue University. Our board of directors believes that Mr. Hatfield's position as our Chief Executive Officer, his extensive experience in general management and his experience in the biopharmaceutical industry qualify him to serve as a member of our board of directors.

Name	Age	Principal Occupation and Business Experience
Charles W. Newhall, III	70

Mr. Newhall has served as a member of our board of directors since August 2001. In 1977, Mr. Newhall co-founded New Enterprise Associates, or NEA, a venture capital firm that focuses on the medical and life sciences and information technology industries, from which he retired effective December 31, 2012. To date, Mr. Newhall has served as a director of over 50 venture-backed companies. In addition to being a director on our board, some of his current Board memberships include NeuroPace, Inc. and Interfusio. In 1986, he founded the Mid-Atlantic Venture Association, or MAVA, which now has over 80 venture capital firms that are members, and is one of the most active regional venture associations in the country. He is Chairman Emeritus of MAVA. Before NEA, Mr. Newhall was a Vice President of T. Rowe Price. He served in Vietnam commanding an independent platoon including an initial reconnaissance of Hamburger Hill. His decorations include the Silver Star and Bronze Star V (1st OLC). He earned an Honors Degree in English from the University of Pennsylvania and an MBA from Harvard Business School. Mr. Newhall's substantial experience with companies in the healthcare sector and his venture capital, financial and business experience qualify him to serve as a director.

Charles A. Rowland, Jr.	56

Mr. Rowland has served as a member of our board of directors since September 2014. Mr. Rowland is currently acting as a strategic consultant. Mr. Rowland was Vice President and Chief Financial Officer of ViroPharma Incorporated, an international biopharmaceutical company, from October 2008 until it was acquired by Shire plc in January 2014. Prior to joining ViroPharma, Mr. Rowland was the Executive Vice President and Chief Financial Officer, as well as the interim Co-Chief Executive Officer, for Endo Pharmaceuticals Inc., a specialty pharmaceutical company with a primary focus in pain management, where he served from December 2006 to September 2008. From 2004 to 2006, Mr. Rowland was the Senior Vice President and Chief Financial Officer of Biovail Corporation, an international pharmaceutical company. Mr. Rowland previously held positions of increasing responsibility at Breakaway Technologies, Inc., Pharmacia Corporation, Novartis AG and Bristol-Myers Squibb Co. Mr. Rowland currently serves on the board of directors of BIND Therapeutics, Inc. and Aurina Pharmaceuticals Inc., and previously served on the board of directors of Idenix Pharmaceuticals, Inc. from 2013 until its acquisition by Merck & Co., Inc. in August 2014. He is also a board member of the Philadelphia chapter of Financial Executives International. Mr. Rowland received his bachelor of science degree in Accounting from St. Joseph's University and a M.B.A. from Rutgers University. Mr. Rowland's extensive professional experience as a chief financial executive in the biotechnology and pharmaceutical industries and his experience serving as a director and member of the audit committee of publicly traded biotechnology companies contributed to our board of directors' conclusion that he should serve on our board of directors.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2015. Ernst & Young LLP has audited our financial statements since the fiscal year ended 2001.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Vitae and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2013 and 2014:

	2014	2013
Audit Fees(1)	$210,000	$54,000
Audit-Related Fees(2)	824,229	—
Tax Fees(3)	—	—
All Other Fees	5,000	—

Total Fees	$1,039,229	$54,000

(1)
Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)
Audit-Related Fees: This category represents fees associated with our public offerings of common stock completed in September 2014 and January 2015, which included review of our consolidated financial information included in our registration statements on Form S-1 filed with the SEC, as well as comfort letters, consents and review of documents filed with the SEC.

(3)
Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval if needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

        Our board of directors has adopted a code of ethics and business conduct. The code of ethics and business conduct applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our website. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waiver of, our code of ethics and business conduct, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

        Our business affairs are managed under the direction of our board of directors, which is currently composed of eight members. Seven of our directors are independent within the meaning of the listing rules of The NASDAQ Global Market (NASDAQ). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

        Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

        Our common stock is listed on the NASDAQ. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, the rules of the NASDAQ require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. The NASDAQ director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by the NASDAQ rules, our board of directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

        Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the rules of the NASDAQ. The independent members of our board of directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Charles A. Rowland, Jr., Bryan Roberts, Ph.D. and Charles W. Newhall, III, qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        Our board of directors is currently led by its chairman, Mr. Hayden. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the chairman of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the company.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Our board of directors and its committees set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full board of directors. Each member of each committee of our board of directors qualifies as an independent director in accordance with NASDAQ listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are available on our website.

  Audit Committee

        The members of our audit committee are Charles A. Rowland, Jr., Bryan Roberts, Ph.D. and Charles W. Newhall, III, each of whom can read and understand fundamental financial statements. Mr. Rowland chairs the audit committee. Our board of directors has determined that Mr. Rowland qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of The NASDAQ Global Market.

        Our board of directors has determined that Mr. Rowland, Dr. Roberts and Mr. Newhall are independent under the rules and regulations of the SEC and the listing standards of The NASDAQ Global Market applicable to audit committee members. Dr. Roberts is a general partner of Venrock Associates, affiliates of which we expect to beneficially own more than 10% of our common stock following this offering. Therefore, we may not be able to rely upon the safe harbor position of Rule 10A-3 under the Exchange Act, which provides that a person will not be deemed to be an affiliate of a company if he or she is not the beneficial owner, directly or indirectly, of more than 10% of a class of voting equity securities of that company. However, our board of directors has made an affirmative determination that Dr. Roberts is not an affiliate of our company. We intend to continue to evaluate the requirements applicable to us and we intend to comply with future requirements to the extent that they become applicable to our audit committee.

        The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.

  Compensation Committee

        The members of our compensation committee are Donald Hayden, Jr., Peter Barrett, Ph.D. and Bryan Roberts, Ph.D. Mr. Hayden chairs the compensation committee. Our board of directors has determined that each of Mr. Hayden, Dr. Barrett and Dr. Roberts is independent under the applicable rules and interpretative guidance of The NASDAQ Global Market, is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act and is an "outside director" as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m). Dr. Barrett will be resigning as a member of our compensation committee prior to the Annual Meeting and will be replaced by Gino Santini, an independent non-employee director. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to executive compensation policies and programs. Among other things, specific responsibilities of our compensation committee include evaluating the performance of our chief executive officer and determining our chief executive officer's compensation. The compensation committee also determines the compensation of our other executive officers in consultation with our chief executive officer. In addition, our compensation committee administers our stock-based compensation plans, including granting equity awards and approving modifications of such awards. Our compensation committee also reviews and approves various other compensation policies and matters.

        Our chief executive officer and chief financial officer assist our compensation committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation. During our year ended December 31, 2014, our compensation committee engaged the services of Pay Governance, LLC, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Pay Governance reports directly to the compensation committee. Pay Governance does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or NASDAQ listing standards.

  Nominating and Governance Committee

        The members of our nominating and governance committee are Gino Santini, Donald Hayden, Jr. and Robert V. Gunderson, Jr. Mr. Santini chairs the nominating and governance committee. The nominating and governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors and evaluates the performance of our board of directors and individual directors. Our nominating and governance committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters.

Compensation Committee Interlocks and Insider Participation

        In the past three years, none of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Meetings of the Board of Directors

        The full board of directors met ten times during our year ended December 31, 2014. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he was a member during our year ended December 31, 2014, other than Mr. Newhall whom attended 70% of the total board of director meetings.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.

Board Oversight of Risk

        One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our board of directors administers its oversight function directly as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning.

Director Compensation

        During our fiscal year ended December 31, 2014, we paid cash fees and granted options to purchase shares of our common stock to our non-employee directors who served on the board of directors. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or have a business relationship with us that would require disclosure under certain SEC rules. Mr. Hatfield, our chief executive officer and a member of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2014 for his service as a director and is not included in the table below.

Name	Fees Earned or Paid in Cash		Option Awards(1)	Total
Donald Hayden	$48,631		$160,067	$208,698
Peter Barrett, Ph.D.	$10,207		$96,463	$106,670
Robert V. Gunderson, Jr.	$9,375		$128,265	$137,640
Charles W. Newhall, III	$9,375		$96,463	$105,838
Bryan Roberts, Ph.D.	$9,375	(2)	$96,463	$105,838
Charles A. Rowland, Jr.	$13,125		$96,463	$109,588
Gino Santini	$10,043		$96,463	$106,506

(1)
Reflects the aggregate grant date fair value of options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. See Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.

(2)
Fees earned by Dr. Roberts were paid to the management company of the venture capital fund affiliated with Dr. Roberts.

        As of December 31, 2014, the following non-employee directors held outstanding options to purchase the following number of shares of our common stock: Dr. Barrett (17,000), Mr. Hayden (103,572) and Mr. Gunderson (31,525), Mr. Newhall (17,000), Dr. Roberts (17,000), Mr. Rowland (17,000) and Mr. Santini (17,000).

Non-Employee Director Compensation

        Each member of our board of directors who is not our employee will receive the following cash compensation for board services, as applicable, pursuant to our non-employee director compensation program:

  •
  $37,500 per year for service as a board of directors member;

  •
  $25,000 per year for service as chairman of the board of directors;

  •
  $15,000 per year for service as chairman of the Audit Committee;

  •
  $7,500 per year for service as a member of the Audit Committee;

  •
  $12,000 per year for service as chairman of the Compensation Committee;

  •
  $5,000 per year for service as a member of the Compensation Committee;

  •
  $6,000 per year for service as chairman of the Nominating and Governance Committee; and

  •
  $3,500 per year for service as a member of the Nominating and Governance Committee.

        Prior to our initial public offering in September 2015 ("IPO"), Mr. Hayden, the Chairman of our board of directors, agreed to provide certain consulting, advisory and related services to and for us on a part-time basis, as reasonably requested by the board pursuant to the letter agreement he entered into with us in April 2006. In consideration of such services, which were expected to require one to two days per month, we agreed to pay Mr. Hayden a monthly fee of $3,334. This letter agreement was terminated in September 2015 in connection with our IPO. Pursuant to his letter agreement, we granted Mr. Hayden an option to purchase 34,195 shares of our common stock at an exercise price of $3.45 per share, vesting over four years of continuous service provided by him as a director, with 25%

of the option shares vesting after his completion of one year of service and the remainder vesting in substantially equal installments over an additional 36 months of service. Also pursuant to his letter agreement, we granted Mr. Hayden a second option to purchase 34,195 shares of our common stock at an exercise price of $3.45 per share. Such option vests over three years of continuous service provided by him as a consultant and advisory to us, with 50% vesting after he completes 12 months of continuous service, and the remainder vesting in substantially equal annual installments over an additional two years of service. If we are subject to a change in control, the options granted to Mr. Hayden pursuant to his letter agreement will vest in full.

        In June 2014, the board of directors granted options to purchase 18,182 shares of our common stock to Mr. Hayden at an exercise price of $5.29 per share and 9,091 shares of our common stock to Mr. Gunderson at an exercise price of $5.29 per share.

        On September 24, 2014, the effective date of the registration statement for our initial public offering, each of our non-employee directors was granted an option to purchase 17,000 shares of our common stock with an exercise price per share equal to $8.00 per share, the initial public offering price. Each of these options will vest in three equal annual installments following the date of the grant, and each provides for full acceleration in the event of a change of control.

        Non-employee members of our board of directors will also receive automatic grants of non-statutory stock options under our 2014 Equity Incentive Plan. Each non-employee director joining our board of directors will automatically be granted a non-statutory stock option to purchase 20,000 shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date. This initial option will vest ratably in quarterly installments over three years of service following the date of grant.

        In addition, on the date of each annual meeting of our stockholders, each non-employee director will automatically be granted a non-statutory stock option to purchase 10,000 shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date. A non-employee director who receives an initial award will not receive the additional annual award in the same calendar year. Automatic annual grants vest in quarterly installments over one year of service following the grant date.

        If we are subject to a change in control, then all of the directors' automatic grants will become fully vested. All automatic director options have a maximum term of ten years.

        We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of April 15, 2015:

Name	Age	Position
Jeffrey S. Hatfield	57	President, Chief Executive Officer and Director
Richard Gregg, M.D.	66	Chief Scientific Officer
Richard Morris	41	Chief Financial Officer
Arthur Fratamico, R.Ph.	49	Chief Business Officer

        Jeffrey S. Hatfield.    See biographical information set forth above under "Proposal One—Election of Directors—Information Regarding the Nominee and Other Directors."

        Richard Gregg, M.D. has served as our Chief Scientific Officer since 2008. Prior to joining Vitae, Dr. Gregg worked at Bristol-Myers Squibb, which he joined in 1988, in a variety of positions, including Vice President of Clinical Discovery from 2001 to 2007 and Vice President of Metabolic and Cardiovascular Drug Discovery from 1999 to 2001. Dr. Gregg's career in the industry was preceded by 10 years of studying disorders of lipid and lipoprotein metabolism at the National Heart, Lung and Blood Institute. Dr. Gregg received a Medical Doctorate from Stanford School of Medicine and received a Masters of Science and a bachelor's degree in Biochemistry from Iowa State University.

        Richard Morris has served as our Chief Financial Officer since May 2014. Prior to joining us, Mr. Morris worked at ViroPharma Incorporated, which he joined in 2001, in a variety of positions, including Vice President, Financial Planning and Strategic Analysis from 2012 to 2014, Vice President, Chief Accounting Officer from 2011 to 2012, Controller and Chief Accounting Officer from 2008 to 2011 and Controller from 2005 to 2008. Prior to joining ViroPharma, Mr. Morris worked for KPMG LLP in their Healthcare Assurance practice. Mr. Morris received a bachelor's degree in Accounting from Saint Joseph's University and has been a CPA since 1999.

        Arthur Fratamico, R.Ph. has served as our Chief Business Officer since May 2014. Prior to joining us, Mr. Fratamico served as chief business officer of Flexion Therapeutics, Inc. from June 2012 through 2014. Prior to Flexion, Mr. Fratamico led the business development efforts, including overseeing numerous licensing transactions and acquisitions, at private biotechnology companies including Trevena, Inc. from 2011 to 2012, Gemin X Pharmaceuticals, Inc. from 2008 to 2011 and MGI Pharma, Inc. from 1999 to 2008. Mr. Fratamico earned a bachelor's degree in pharmacy from the Philadelphia College of Pharmacy and an M.B.A. from Drexel University.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation paid to our President and Chief Executive Officer, Chief Financial Officer and Chief Business Officer, for the fiscal years ended December 31, 2013 and December 31, 2014. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Jeffrey S. Hatfield	2014	$420,240		—	—	—	$283,662	(2)	—		$703,902
President and Chief	2013	$408,000		$100,000	$1,440,000	—	$153,000		—		$2,101,000
Executive Officer
Richard Morris	2014	$166,763	(3)	—	—	$578,638	$78,796	(2)	$1,050	(4)	$825,247
Chief Financial Officer
Arthur Fratamico, R.Ph.	2014	$192,115	(3)	—	—	$578,638	$90,775	(2)	—		$861,528
Chief Business Officer

(1)
Reflects the aggregate grant date fair value of options and performance-based RSUs granted during the fiscal year calculated in accordance with FASB ASC Topic 718. See Note 10 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)
Reflects awards earned under our 2014 cash incentive bonus program, to be paid in February 2015. The amounts included above reflect achievement at 135% of the target level of certain corporate objectives established by our board of directors for the fiscal year ended December 31, 2014, as described below.

(3)
Officer's employment with us commenced in May 2014. The amount reported represents the pro rata portion of the officer's salary from commencement of employment through December 31, 2014.

(4)
Represents reimbursement of healthcare premiums.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

        Pursuant to letter agreements entered into with us, as amended from time to time, each of our named executive officers is eligible to receive a base salary and an annual performance bonus payable in cash, stock or a combination and based on the achievement of individual and corporate objectives. With respect to Mr. Hatfield, at least 50% of any such bonus will be paid in cash.

        The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2014, is listed in the table below:

Name	2014 Base Salary ($)	2014 Target Performance Bonus (%)
Jeffrey S. Hatfield	$420,240	50%
Richard Morris	$275,000	35%
Arthur Fratamico, R.Ph.	$300,000	35%

        Objectives for the named executive officers' target bonuses for our fiscal year ended December 31, 2014 included advancement of business development discussions for our programs, weighted at 40% of the total bonus potential, advancement of the clinical development of our assets partnered with BI, weighted at 25% of the total bonus potential, advancement of our RORgt program towards the filing of an IND and establishment of a new discovery program, weighted at 25% of the total bonus potential, and improvement of our financial and liquidity position for 2014, weighted at 10% of the total bonus potential. Our board of directors designated an additional stretch objective of completing a financing in 2014, which could be weighted at up to 50% of the total bonus potential, with such additional objective providing the opportunity to exceed 100% of the total bonus potential.

        On December 9, 2014, our board of directors increased each of our named executive officer's base salary, effective for our fiscal year beginning January 1, 2015, to $475,000 for Mr. Hatfield, $300,000 for Mr. Morris and $309,000 for Mr. Fratamico.

        Each of our named executive officers is eligible to receive certain benefits if his employment is terminated under certain circumstances, as described under "Severance and Change in Control Benefits" below.

Equity Compensation

        We have historically offered stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        As described under "Outstanding Equity Awards as of December 31, 2014" below, certain equity awards granted to our named executive officers are subject to accelerated vesting in the event such officer is subject to an involuntary termination or if we experience a change in control.

Outstanding Equity Awards as of December 31, 2014

        The following table sets forth information regarding each outstanding and unexercised option held by each of our named executive officers as of December 31, 2014. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Jeffrey S. Hatfield	2/1/2005	8,115	(1)					$1.15	3/14/2015
		8,115	(2)					$1.15	3/14/2015
	3/23/2008	30,982	(1)					$1.15	3/14/2015
	2/15/2006	5,584	(1)					$3.45	3/28/2016
	3/29/2007	26,537	(3)					$3.45	3/28/2016
	3/29/2007	16,940	(4)					$3.45	3/28/2016
		26,086	(5)					$3.45	7/24/2017
	10/2/2008	30,434	(6)					$3.45	9/25/2017
	3/15/2008	6,245	(7)					$3.91	1/29/2018
	3/15/2009	20,869	(1)					$3.91	1/20/2019
	3/15/2010	10,320	(1)					$6.90	3/23/2020
		24,516	(8)			110,266	(8)	$7.13	3/22/2021
Richard Morris	5/9/2014			152,173	(7)			$5.29	6/24/2024
Arthur Fratamico, R.Ph.	5/12/2014			152,173	(7)			$5.29	6/24/2024

(1)
The option vested in substantially equal installments over 12 months of service following the vesting commencement date set forth above.

(2)
The option vested in equal installments over 6 months of service following July 1, 2005, with the first five installments occurring monthly after February 1, 2005, and the last installment occurring on January 1, 2006.

(3)
2,080 of the option shares vested on the vesting commencement date set forth above, with the remaining option shares vesting in substantially equal monthly installments over 27 months of service following December 30, 2007.

(4)
8,788 of the option shares vested on the vesting commencement date set forth above, with the remaining option shares vesting in equal monthly installments over 9 months of service thereafter.

(5)
Represents the vested portion of a performance-based option granted on July 25, 2007.

(6)
The option vested in equal monthly installments over 48 months of service following the vesting commencement date set forth above.

(7)
The option vests over four years of service following the vesting commencement date set forth above, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(8)
On October 1, 2014, the first day of the month following completion of our initial public offering, 10% of the option vested, with an additional 30% of the option vesting in substantially equal monthly installments over 11 months of service following such date. Five percent of the option vests upon the achievement of up to three of four corporate milestones, which include advancement of (i) VTP-27999/renin into Phase 3 registration trial, (ii) 11b HSD1 into Phase 3 registration trial, (iii) BACE into Phase 2 proof-of-concept trial, or (iv) LXR (or other Contour) into Phase 2 proof-of-concept trial. An additional 15% of the option vesting in substantially equal monthly installments over 11 months of service following each such milestone. Such milestones must be achieved, if ever, prior to the ninth anniversary of the date of grant of the option. No more than 60% of the option, in the aggregate, may vest based on the achievement of milestones.

          Effective February 13, 2015, the compensation committee of our board of directors granted options to purchase 50,000 shares of our common stock to Mr. Hatfield, 15,000 shares of our common stock to Mr. Morris and 13,750 shares of our common stock to Mr. Fratamico. The exercise price for each of the options was $14.40 per share, which was the closing price of our common stock on February 13, 2015 as reported by NASDAQ. The options vest with respect to 25% of the shares of stock which are subject to the option on February 13, 2016 and 2.083% of the shares of stock which are subject to the option monthly thereafter provided the named executive officer provides continuous service to the company through such vesting dates.

          In addition, in the event that we are subject to a change in control, if Mr. Hatfield does not continue to have similar responsibilities in the surviving or acquiring company or if he is required to relocate his office by more than 50 miles, all of his then-unvested stock options will become fully vested and exercisable.

Severance and Change in Control Benefits

          Pursuant to his letter agreement with us, as amended from time to time, if we terminate Mr. Hatfield's employment without cause, then he will be eligible to receive, contingent on his timely executing and not revoking a general release of all claims he may have against us and on his returning all of our property in his possession, continued payments of his then-current base salary for a period of 12 months, plus a payment equal to the bonus he earned in the year preceding his termination.

          Pursuant to their respective letter agreements with us, if terminate the employment of Mr. Morris or Mr. Fratamico without cause or if such officer voluntarily resigns for good reason, then the officer will be eligible to receive, contingent on his timely executing and not revoking a general release of all claims he may have against us and on his returning all of our property in his possession, continued payments of his then-current base salary for a period of 6 months

          "Cause" means, with respect to each of Mr. Morris and Mr. Fratamico:

  •
  dishonesty, gross negligence or misconduct that is materially injurious to us;

  •
  conviction of, or plea of guilty or no contest to, a felony or any crime involving moral turpitude; or

  •
  refusal to implement an instruction of our chief executive officer or an approved resolution of our Board, provided such instruction or resolution is reasonable and not inconsistent with the terms of the officer's letter agreement with us.

        "Good Reason" means an officer's resignation within 12 months after one of the following conditions comes into existence without such officer's consent, provided the officer gives us written notice of the condition within 90 days after it first comes into existence and we fail to remedy such condition within 30 days after receipt of such written notice:

  •
  a change in position that materially reduces the officer's level of authority or responsibility, including a change in the officer's reporting obligation;

  •
  a material reduction in base salary;

  •
  receipt of notice that the officer's principal workplace will be relocated by more than 50 miles; or

  •
  our material failure to comply with our obligations under our letter agreement with the officer

Retirement Benefits

        We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We may, at our discretion, make matching contributions to the 401(k) plan.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical expenses incurred by such named executive officer and, if applicable, his or her eligible dependents, through a health reimbursement account funded by us.

        We do not generally provide our named executive officers with perquisites or other personal benefits (other than occasional payment of relocation expenses and severance benefits, as described above).

COMPENSATION COMMITTEE REPORT

        The information contained in the following report of Vitae's compensation committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Vitae specifically incorporates it by reference.

        The compensation committee has reviewed and discussed the section captioned "Executive Compensation," included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this "Executive Compensation" section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

Donald Hayden, Jr. (Chair)
Peter Barrett, Ph.D.
Bryan Roberts, Ph.D.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2015 for:

  •
  each of our named executive officers;

  •
  each of our directors;

  •
  all of our executive officers and directors as a group; and

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 21,829,821 shares of common stock outstanding at March 31, 2015. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of March 31, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vitae Pharmaceuticals, Inc., 502 West Office Center Drive, Fort Washington, Pennsylvania 19034.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Fidelity Management & Research Company	3,131,082	(1)	14.3%
New Enterprise Associates	2,613,199	(2)	12.0%
Venrock Associates	2,354,203	(3)	10.8%
Prospect Venture Partners	2,128,760	(4)	9.8%
Biotechnology Value Fund	1,530,935	(5)	7.0%
Atlas Venture	1,174,315	(6)	5.4%
Executive Officers and Directors
Jeffrey S. Hatfield	453,289	(7)	2.0%
Arthur Fratamico, R.Ph.	38,044	(8)	*
Richard Gregg, M.D.	204,193	(9)	*
Richard Morris	38,044	(10)	*
Peter Barrett, Ph.D.	1,174,315	(11)	5.4%
Robert V. Gunderson, Jr.	41,357	(12)	*
Donald Hayden, Jr.	86,572	(13)	*
Charles W. Newhall, III	—	(14)	*
Bryan Roberts, Ph.D.	2,354,203	(15)	10.8%
Charles A. Rowland, Jr.	—		*
Gino Santini	—		*
All current executive officers and directors as a group (11 persons)	4,390,017	(16)	20.1%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Includes 1,702,282 shares held by FMR LLC ("FMR LLC") and 1,428,800 shares held by Fidelity Select Biotechnology Portfolio. Edward C. Johnson 3d is a Director and the Chairman of FMR LLC and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. The information set forth above is based partially on information contained in the Form 13G filed with the SEC on February 13, 2014 by FMR LLC.

(2)
Consists of (a) 2,611,564 shares held by New Enterprise Associates 10, Limited Partnership (NEA 10), and (b) 1,635 shares held by NEA Ventures 2001, L.P. (NEA Ventures 2001). The shares of our stock held by NEA 10 are indirectly held by NEA Partners 10, Limited Partnership (NEA Partners 10), its sole general partner, and each of the individual general partners of NEA Partners 10. The individual general partners of NEA Partners 10 are M. James Barrett, Peter J. Barris and Scott D. Sandell, which we refer to collectively as the NEA Partners 10 General Partners. The shares held by NEA Ventures 2001 are indirectly held by Pamela J. Clark, the general partner of NEA Ventures 2001. NEA Partners 10 and the NEA Partners 10 General Partners share voting and dispositive power with regard to the shares held by NEA 10. Pamela J. Clark has voting and dispositive power with regard to the shares held by NEA Ventures 2001. The address of NEA 10 and NEA Ventures 2001 is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(3)
Includes 1,883,372 shares held by Venrock Associates III, L.P., 423,754 shares held by Venrock Associates, L.P. and 47,077 shares held by Venrock Entrepreneurs Fund III, L.P. Venrock Management III, LLC, a Delaware limited liability company, is the sole General Partner of Venrock Associates III, L.P. VEF Management III, LLC, a Delaware limited liability company, is the sole General Partner of Venrock Entrepreneurs Fund III, L.P. Other than the aforementioned General Partners, no individual person or entity has the unilateral ability to cause or block the voting or disposition of the shares held by any Venrock-associated entity described in this footnote. Venrock Management III, LLC and VEF Management III, LLC expressly disclaim beneficial ownership over all shares held by Venrock Associates, L.P., Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P., except to the extent of their indirect pecuniary interest therein. Bryan E. Roberts, Michael F. Tyrrell, Anthony B. Evnin and Michael C. Brooks are the individual general partners of Venrock Associates, L.P. and share voting and dispositive power over the shares held by Venrock Associates, L.P., and each disclaims beneficial ownership of the shares held by Venrock Associates, L.P. except to the extent of his respective proportionate pecuniary interest in such shares. Bryan E. Roberts, Michael F. Tyrrell, Anthony B. Evnin, Michael C. Brooks and Brian D. Ascher are the individual members of Venrock Management III, LLC and share voting and dispositive power over the shares held by Venrock Management III, LLC, and each disclaims beneficial ownership of the shares held by Venrock Management III, LLC or by Venrock

  Associates III, L.P., except to the extent of his respective proportionate pecuniary interest in such shares. Bryan E. Roberts, Michael F. Tyrrell, Anthony B. Evnin and Michael C. Brooks are the individual members of VEF Management III, LLC and share voting and dispositive power over the shares held by VEF Management III, LLC, and each disclaims beneficial ownership of the shares held by VEF Management III, LLC or Venrock Entrepreneurs Fund III, L.P. except to the extent of his respective proportionate pecuniary interest in such shares. The address of Venrock is 3340 Hillview Avenue, Palo Alto, California 94304.

(4)
Includes 1,672,140 shares held by Prospect Venture Partners II, L.P., 395,799 shares held by Prospect Venture Partners, L.P., 32,584 shares held by The Hirsch Living Trust Dated 9/22/2000 and 28,237 shares held by the David Schnell, Trust 2000 U/L DTD May 26, 2000. Prospect Management Co. II, L.L.C. is the general partner of Prospect Venture Partners II, L.P. Russell Hirsch and David Schnell are the managing members of Prospect Management Co. II, L.L.C. and share voting and dispositive power over the shares held by Prospect Venture Partners II, L.P., and each disclaims beneficial ownership of the shares held by Prospect Venture Partners II, L.P. except to the extent of his respective proportionate pecuniary interest in such shares. Prospect Management Co., L.L.C. is the general partner of Prospect Venture Partners, L.P. David Schnell is the managing member of Prospect Management Co., L.L.C., has sole voting and dispositive power over the shares held by Prospect Venture Partners, L.P., and disclaims beneficial ownership of the shares held by Prospect Venture Partners, L.P. except to the extent of his proportionate pecuniary interest in such shares. Russell Hirsch is the trustee of The Hirsch Living Trust Dated 9/22/2000, has sole voting and dispositive power over the shares held by The Hirsch Living Trust Dated 9/22/2000, and disclaims beneficial ownership of the shares held by The Hirsch Living Trust Dated 9/22/2000 except to the extent of his proportionate pecuniary interest in such shares. David Schnell is the trustee of David Schnell, Trust 2000 U/L DTD May 26, 2000, has sole voting and dispositive power over the shares held by David Schnell, Trust 2000 U/L DTD May 26, 2000, and disclaims beneficial ownership of the shares held by David Schnell, Trust 2000 U/L DTD May 26, 2000 except to the extent of his proportionate pecuniary interest in such shares. The address for Prospect Venture Partners is 435 Tasso Street, Suite 200, Palo Alto, California 94301.

(5)
Includes 732,980 shares held by Biotechnology Value Fund, L.P., 407,541 shares held by Biotechnology Value Fund II, L.P., 167,617 shares held by Investment 10, L.L.C. and 222,797 shares held by MSI BVF SPV, LLC. BVF Partners, L.P. is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P, and is the investment adviser of Investment 10, L.L.C. and MSI BVF SPV, LLC. BVF Inc. is the general partners of BVF Partners, L.P. Mark N. Lampert is the director and officer of BVF Inc., has sole voting and dispositive power over the shares held by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, L.L.C. and MSI BVF SPV, LLC, and disclaims beneficial ownership of the shares held by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, L.L.C. and MSI BVF SPV, LLC except to the extent of his proportionate pecuniary interest in such shares. The address for Prospect Venture Partners is 435 Tasso Street, Suite 200, Palo Alto, California 94301. Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Inc. and Mark N. Lampert is 1 Sansome Street, 30th Floor, San Francisco, CA 94104. The address of Investment 10, L.L.C. and BVF Partners, L.P. is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The address of MSI BVF SPV, LLC is c/o Magnitude Capital, LLC, 601 Lexington Avenue, 59th Floor, New York, NY 10022.

(6)
Includes (i) 1,119,580 shares held by Atlas Venture Fund VI, L.P. ("Atlas VI"), (ii) 20,499 shares held by Atlas Venture Fund VI GmbH & Co. KG ("Atlas GmbH") and (iii) 34,236 shares held by Atlas Venture Entrepreneurs' Fund VI, L.P. ("Atlas EVC"). These shares are held directly by Atlas VI, Atlas EVC and Atlas GmbH. Atlas Venture Associates VI, L.P. ("AVA VI L.P.") is the sole general partner of Atlas VI and Atlas EVC and the managing limited partner of Atlas GmbH.

  Atlas Venture Associates VI, Inc. ("AVA VI Inc.") is the sole general partner of AVA VI L.P. Jean-Francois Formela, M.D., Jeffrey Fagnan and Kristen Laguerre are each directors of AVA VI Inc. As a result, each of Dr. Formela, Mr. Fagnan and Ms. Laguerre may be deemed to have beneficial ownership with respect to all shares held by AVA VI Inc. Each of the foregoing disclaims beneficial ownership of these shares except to the extent of their pecuniary interest therein. The address of Atlas Venture is 25 First Street, Suite 303, Cambridge, Massachusetts 02141.

(7)
Includes options to purchase 185,929 shares of common stock that may be exercised within 60 days of December 31, 2014, of which 47,212 shares have been issued upon the exercise of an option subsequent to December 31, 2014, and 220,148 shares of common stock issued in connection with the settlement of an outstanding RSU award that vested upon completion of our initial public offering.

(8)
Includes options to purchase 38,044 shares of common stock that may be exercised within 60 days of March 31, 2015.

(9)
Includes options to purchase 204,193 shares of common stock that may be exercised within 60 days of March 31, 2015.

(10)
Includes options to purchase 38,044 shares of common stock that may be exercised within 60 days of March 31, 2015.

(11)
Consists of the shares described in note (6) above. Dr. Barrett is a partner of Atlas Venture, and as such Dr. Barrett may be deemed to share voting and dispositive power with respect to all shares held by such entity. Dr. Barrett disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Dr. Barrett's business address is 25 First Street, Suite 303, Cambridge, Massachusetts 02141.

(12)
Includes (i) 11,002 shares held directly by G&H Partners; and (ii) options to purchase 14,525 shares of common stock that may be exercised within 60 days of March 31, 2015. Mr. Gunderson is a general partner of G&H Partners, and as such he may be deemed to share voting and dispositive power with respect to the shares held by G&H Partners. Mr. Gunderson disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(13)
Includes options to purchase 86,572 shares of common stock that may be exercised within 60 days of March 31, 2015

(14)
Mr. Newhall is a retired co-founder of NEA. Mr. Newhall does not have voting or dispositive power with regard to any of the shares directly held by entities affiliated with NEA referenced in note (2) above.

(15)
Consists of the shares described in note (3) above. Dr. Roberts is a general partner of Venrock Associates and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in them.

(16)
Includes options to purchase 567,307 shares of common stock that may be exercised within 60 days of March 31, 2015.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2014 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,876,000	(1)	$4.88	(2)	2,111,623	(3)
Equity compensation plans not approved by stockholders	—		—		—

Total	1,876,000		$4.88		2,111,623

(1)
Includes 1,530,164 shares issuable upon exercise of outstanding options under all existing equity compensation plans and 391,304 shares issuable upon settlement of a then outstanding restricted stock unit award. Of these shares, 119,000 were subject to options then outstanding under our 2014 Stock Plan, 753,312 were subject to options then outstanding under the 2013 Stock Plan, 1,139 were subject to options then outstanding under the 2004 Stock Plan and 1,020,549 were subject to options then outstanding under the 2001 Stock Plan. Excludes 45,468 shares issuable upon exercise of outstanding common warrants not issued under the existing equity compensation plans.

(2)
Does not take into account restricted stock units, which have no exercise price.

(3)
Represents 1,861,623 shares of common stock available for issuance under our 2014 Stock Plan and 250,000 shares of common stock available for issuance under our 2014 Employee Stock Purchase Plan ("ESPP"). No shares are available for future issuance under the 2013 Stock Plan, 2004 Stock Plan or 2001 Stock Plan. On January 1 of each year, (i) the number of shares reserved under the 2014 Stock Plan is automatically increases by the lesser of 4% of the total number of shares of common stock that are outstanding at that time, 1,426,000 shares or such lesser number as may be approved by the our board of directors and (ii) the number of shares reserved under our ESPP is automatically increases by the lesser of 1% of the total number of shares of common stock that are outstanding at that time, 356,500 shares or such lesser number as may be approved by the our board of directors.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under "Corporate Governance—Director Compensation" and "Executive Compensation," the following is a description of transactions since January 1, 2014, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Collaboration Agreements with Boehringer Ingelheim GmbH

        We have two research collaboration and license agreements with Boehringer Ingelheim GmbH, or BI, an affiliate of Boehringer Ingelheim R&D Beteiligungs GmbH, or BI R&D, a holder of more than 5% of our capital stock. These collaborations have provided us with approximately $128 million in non-equity funding through September 30, 2014. The non-equity funding includes payments for research funding. We have no ongoing performance obligations and do not expect to receive any future research funding resulting from these collaborations. In connection with entering into each of these collaborations, we sold 543,478 shares of our Series D preferred stock to BI R&D, for a total of 1,086,956 shares, at a price per share of $27.60 for total equity funding of $30 million. Such preferred stock automatically converted into 1,086,956 shares of our common stock in connection with the closing of our initial public offering. We are eligible to receive more than $500 million in additional payments related to achieving development, regulatory and commercial milestones. We received $6.0 million of such remaining potential milestone payments in the third quarter of 2014 from BI as a result of the satisfaction of a development milestone under our 11b HSD1 agreement.

Indemnification Agreements

        We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person's services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the provisions of our amended and restated certificate of incorporation and amended and restated bylaws are necessary to attract and retain qualified persons as directors and executive officers.

Amended and Restated Investors' Rights Agreement

        We are a party to an investors' rights agreement with certain holders of our convertible preferred stock, including BI R&D, Allergan, Inc. and entities affiliated with Prospect Venture Partners, New Enterprise Associates, Venrock Associates and Atlas Ventures. Bryan Roberts, Ph.D., one of our directors, is a general partner of Venrock Associates, and Peter Barrett, Ph.D., one of our directors, is a partner of Atlas Ventures. We have granted registration rights to stockholders who are a party to the investors' rights agreement. Additionally, pursuant to the investors' rights agreement, GlaxoSmithKline LLC, or GSK, and its affiliates are prohibited from participating in certain transactions related to the acquisition of our capital stock or to take actions, the effect of which would be to cause a change in management, unless specifically invited to do either by us. These restrictions on GSK and its affiliates shall terminate on September 29, 2016.

Employment Agreements

        We have entered into offer letters with certain of our executive officers. For more information regarding these agreements, see the section of this proxy entitled "Executive Compensation."

Equity Awards and Payments to Executive Officers and Directors

        We have granted stock options and awarded RSUs to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled "Management—Director Compensation" and "Executive Compensation."

Gunderson Dettmer Engagement

        Since December 31, 2001, we retained the services of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, a law firm of which Robert V. Gunderson, Jr., one of our directors, is a founding partner. For these services, we incurred costs of approximately $1,262,000 and $267,000 for the years ended December 31, 2014 and 2013, respectively. We expect to continue to retain the services of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP in the future.

Participation in Initial Public Offering

        Some of our existing investors and their affiliated entities purchased an aggregate of 2,375,000 shares of our common stock in our initial public offering at the initial public offering price. The participants in our initial public offering included the following holders of more than 5% of our capital stock or entities affiliated with them. The following table presents the number of shares issued to these related parties at the initial public offering price of $8.00 per share:

Participants(1)	Shares of Common Stock
Prospect Venture Partners	671,807
New Enterprise Associates	813,474
Venrock Associates	772,333
Atlas Venture	37,500

(1)
Additional details regarding these stockholders and their equity holdings is provided in "Security Ownership of Certain Beneficial Owners and Management".

Related Party Transaction Policy

        We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. All of the transactions described above were entered into prior to the adoption of such policy.

        Although we did not have a written policy for the review and approval of transactions with related persons prior to July 2014, our board of directors has historically reviewed and approved any transaction where a director or officer had a financial interest, including all of the transactions described above. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest as to the agreement or transaction were disclosed to our board of directors. Our board of directors would take this information into account when evaluating the transaction and in determining whether such a transaction was fair to the company and in the best interests of all of our stockholders. In addition, for each related party transaction described above, the disinterested directors in the context of each such transaction approved the applicable agreement and transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2014, all Section 16(a) filing requirements were satisfied on a timely basis.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Vitae's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Vitae specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Vitae's audit committee charter, published on the corporate governance section of Vitae's website at http://ir.vitaepharma.com/.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2014

        The audit committee has reviewed and discussed with Vitae's management and Ernst & Young LLP the audited consolidated financial statements of Vitae Pharmaceuticals, Inc. for the year ended December 31, 2014. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Vitae's annual report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

Charles A. Rowland, Jr. (Chair)
Bryan Roberts, Ph.D.
Charles W. Newhall, III

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Vitae may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS
Fort Washington, Pennsylvania
April 15, 2015

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000240997_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Bryan Roberts, Ph.D. C/O Broadridge P.O. Box 1342 Brentwood, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 Ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000240997_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . VITAE PHARMACEUTICALS, INC. Annual Meeting of Stockholders May 28, 2015 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Richard Morris and Geoff Gilmore, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VITAE PHARMACEUTICALS, INC. that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, EST on 5/28/2015, at the Ritz-Carlton, 10 Avenue of the Arts, Philadelphia, PA 19102, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side